Exhibit 10.2

CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), is made effective as of March 31, 2011, by and among NGP CAPITAL RESOURCES COMPANY, a Maryland corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Amended and Restated Revolving Credit Agreement, dated as of August 31, 2006, as amended by that certain First Amendment to the Credit Agreement, effective as of August 31, 2006, that certain Second Amendment to the Credit Agreement, effective as of March 13, 2008, that certain Third Amendment to the Credit Agreement, effective as of September 29, 2008, and that certain Fourth Amendment to the Credit Agreement, effective as of October 2, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

WHEREAS, Borrower has advised the Administrative Agent and the Lenders of the Borrower’s desire to enter into a Treasury Secured Revolving Credit Agreement, dated as of March 31, 2011, by and among the Borrower, the several banks and financial institutions from time to time party thereto and SunTrust Bank as administrative agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “New Treasury Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders consent to the consummation of the New Treasury Credit Agreement and permit amendments, modifications, restatements and refinancings thereof, and subject to the terms and conditions hereof, the Required Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.           Consent.  Notwithstanding anything to the contrary in the Credit Agreement and subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties contained in Section 4 below, the Required Lenders hereby consent to the Borrower’s entering into the New Treasury Credit Agreement and to the transactions contemplated therein.

2.           Amendments.

(a)           The Recitals of the Credit Agreement are hereby amended by deleting the third recital in its entirety and replacing it with the following:

“WHEREAS, the Borrower has entered into that certain Treasury Revolving Credit Agreement dated as of March 31 2011, by and between the Borrower, the several banks and financial institutions from time to time party thereto (the “New Treasury Lenders”) and SunTrust Bank as administrative agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “New Treasury Credit Agreement”);”

(b)           Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms “Treasury Credit Agreement”, “Treasury Lenders”, “Treasury Revolving Commitment”, “Treasury Revolving Credit Facility Collateral”, and “Treasury Revolving Loans”.

(c)           Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Fifth Amendment Effective Date” shall mean March 31, 2011.

“New Treasury Credit Agreement” shall have the meaning set forth in the recitals to this Agreement.

“New Treasury Lenders” shall have the meaning set forth in the recitals to this Agreement.

“New Treasury Revolving Commitment” shall mean, with respect to each New Treasury Lender, the obligation of such New Treasury Lender to make New Treasury Revolving Loans.

“New Treasury Revolving Credit Facility Collateral” shall mean all “Collateral” as detailed in the New Treasury Credit Agreement.

“New Treasury Revolving Loans” shall have the meaning set forth in the New Treasury Credit Agreement.

(d)           Section 7.1 of the Credit Agreement is hereby amended (i) by replacing the “.” at the end of subsection (j) with “;” and (ii) by adding the following new subsection (k) to such Section:

“(k)           Indebtedness created pursuant to the New Treasury Credit Agreement or any replacement facility so long as the aggregate principal amount at any one time outstanding thereunder does not exceed $50,000,000.”

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(e)           Section 7.2 of the Credit Agreement is hereby amended (i) by replacing the “.” at the end of subsection (h) with “;” and (ii) by adding the following new subsection (i) to such Section:

“(i)           Liens created pursuant to the New Treasury Credit Agreement or any replacement facility so long as the collateral consists solely of Cash Collateral (as defined in the New Treasury Credit Agreement).”

(f)           Section 7.7 of the Credit Agreement is hereby amended (i) by deleting the “and” preceding clause (v) of the proviso and (ii) by adding the following new clause (vi) to the proviso:

“, and (vi) the foregoing shall not apply to restrictions or conditions imposed by the New Treasury Credit Agreement or any replacement facility permitted pursuant to Section 7.1.”

(g)           All references in the Credit Agreement to the term “Treasury Credit Agreement” shall be deleted and replaced with the term “New Treasury Credit Agreement”.

(h)           All references in the Credit Agreement to the term “Treasury Lenders” shall be deleted and replaced with the term “New Treasury Lenders”.

(i)           All references in the Credit Agreement to the term “Treasury Revolving Commitment” shall be deleted and replaced with the term “New Treasury Revolving Commitment”.

(j)           All references in the Credit Agreement to the term “Treasury Revolving Credit Facility Collateral” shall be deleted and replaced with the term “New Treasury Revolving Credit Facility Collateral”.

(k)           All references in the Credit Agreement to the term “Treasury Revolving Loans” shall be deleted and replaced with the term “New Treasury Revolving Loans”.

3.           Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, unless and until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), (ii) executed counterparts to this Amendment signed by the Borrower, each of the Guarantors and the Lenders, and (iii) executed counterparts to the New Treasury Credit Agreement together with evidence that all conditions precedent thereto have been satisfied.

4.           Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, Borrower hereby represents and warrants to the Lenders and the Administrative Agent that:

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(a)           The execution, delivery and performance by Borrower of this Amendment (i) is within Borrower’s power and authority; (ii) has been duly authorized by all necessary corporate and shareholder action; (iii) is not in contravention of any provision of Borrower’s certificate of incorporation or bylaws or other organizational documents; (iv) does not violate any law or regulation, or any order or decree of any Governmental Authority; (v) does not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any such Subsidiary or any of their respective property is bound; (vi) does not result in the creation or imposition of any Lien upon any of the property of Borrower or any of its Subsidiaries; and (vii) does not require the consent or approval of any Governmental Authority;

(b)           This Amendment has been duly executed and delivered for the benefit of or on behalf of Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general and by general principals of equity; and

(c)           After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5.           Reaffirmations and Acknowledgments.

(a)           Reaffirmation of Subsidiary Guaranty.  Each Subsidiary Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratify and confirm the terms of the Subsidiary Guarantee Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby, and all promissory notes issued thereunder. Each Subsidiary Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guarantee Agreement (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Guarantors under the Subsidiary Guarantee Agreement.

(b)           Acknowledgment of Perfection of Security Interest. Borrower and each Subsidiary Guarantor hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

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6.           Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

7.           Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

8.           No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

9.           Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

10.           Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

11.           Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

12.           Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Subsidiary Guarantors, by their respective authorized officers as of the day and year first above written.

BORROWER:

NGP CAPITAL RESOURCES COMPANY

By: /s/ STEPHEN K. GARDNER
      Name: Stephen K. Gardner
          Title:   Chief Financial Officer,
  Secretary and Treasurer

SUBSIDIARY GUARANTORS:

NGPC FUNDING GP, LLC

By: /s/ STEPHEN K. GARDNER
Name: Stephen K. Gardner
Title:   Chief Financial Officer,
            Secretary and Treasurer

NGPC FUNDING, LP
By: NGPC Funding GP, LLC
Its general partner

By: /s/ STEPHEN K. GARDNER
Name: Stephen K. Gardner
Title:   Chief Financial Officer,
            Secretary and Treasurer

NGPC ASSET HOLDINGS GP, LLC

By: /s/ STEPHEN K. GARDNER
Name: Stephen K. Gardner
Title:   Chief Financial Officer,
            Secretary and Treasurer
[SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

NGPC ASSET HOLDINGS, LP
NGPC ASSET HOLDINGS II, LP
NGPC ASSET HOLDINGS III, LP
NGPC ASSET HOLDINGS V, LP
NGPC ASSET HOLDINGS VI, LP
By: NGPC Asset Holdings GP, LLC
Their general partner

By: /s/ STEPHEN K. GARDNER______
Name: Stephen K. Gardner
Title:   Chief Financial Officer,
            Secretary and Treasurer

NGPC NEVADA, LLC

By: /s/ STEPHEN K. GARDNER______
Name: Stephen K. Gardner
Title:   Chief Financial Officer,
            Secretary and Treasurer

[SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent and Collateral Agent

By:/s/ ANDREW JOHNSON
Name: Andrew Johnson
Title:   Director

[SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

BRANCH BANK AND TRUST COMPANY

By:/s/ STEVE WHITCOMB
      Name:  Steve Whitcomb
      Title:    Senior Vice President

RAYMOND JAMES BANK, FSB

By:/s/ JAMES M. ARMSTRONG
      Name:James M. Armstrong
      Title:   Vice President

[SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

COMERICA BANK

By:/s/ PAUL EDMONDS
      Name: Paul Edmonds
      Title:   Vice President

[SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]